                                                                               .
                                                                               .
                                                                               .
[BRIDGEWAY FUNDS LOGO]


                                                                             Return to Peak

                                                                       Peak
                                                                   9/1/00 $54.83 (Dividend Adjusted)

                                                                     [LINE GRAPH]      9/30/03 $43.66

November 30, 2003     September  2003 Quarter - Quarterly Report

                                                                                 Bottom
                                                                             3/11/03 $28.81

Dear Fellow Aggressive Investors 1 Fund Shareholder,

Our Fund had a positive return of 9.3% in the September quarter compared to a 2.6% return for the S&P 500 Index and 4.4% return of our peer benchmark, the Lipper Capital Appreciation Funds Index. On both an absolute and relative basis, I am very pleased.

What a difference one year can make. Since the bottom of the bear market (on a quarterly basis) last September, our Fund appreciated 39.3%. We are now 57.1% of the way back to our all-time high on September 1, 2000 (see graphic in the upper right hand corner). As much as I like to see positive returns and would like to see new highs, I'd prefer that the stock market came back more slowly along with the economy.

According to data from Morningstar, the Aggressive Investors 1 Fund ranked 30th of 273 aggressive growth funds for the quarter, 39th of 262 for the last twelve months, and 1st of 152 over the last five years. As a matter of fact our fund ranked 7th among all 3,715 domestic equity funds over the last five years. Four Bridgeway funds ranked in the top 15 for this period.

Performance Summary

TRANSLATION: We're beating each of our benchmarks over the last quarter, one-year, five-year, and life-to-date periods. Our models have been performing well since the bottom of the market a year ago.

The following table presents our September quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                          September Qtr.     1 Year         5 Year      Life-to-Date
                                             7/1/03         10/1/02        10/1/98        8/5/94
                                          to 9/30/03(4)    to 9/30/03   to 9/30/03(5)   to 9/30/03(5)
                                          -------------    ----------   -------------   -------------
   Aggressive Investors 1 Fund(1)              9.3%           39.3%           28.4%         22.7%
   S&P 500 Index (large companies)(2)          2.6%           24.4%            1.0%         10.8%
   Russell 2000 (small companies)(2)           9.1%           36.5%            7.5%          9.4%
   Lipper Capital Appreciation Funds(3)        4.4%           25.4%            2.2%          8.2%

   (1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
   (2) The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (3) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. (4) Periods less than one year are not annualized. (5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance -- What Worked Well

TRANSLATION: This quarter, Internet stocks were back for a "three-peat," as they had the greatest representation in our list of best performers for the third quarter in a row. Three of our five top performing stocks were Internet-related. The remaining two stocks came from the Semiconductor and Healthcare products industries.

Five stocks gained more than 30% in the September quarter:

        Rank    Description                     Industry                  % Gain
        ----    -----------                     --------                  ------

          1     Sina Corporation                Internet                   76.3%
          2     j2 Global Communications Inc.   Internet                   57.6%
          3     Digital River Inc.              Internet                   42.9%
          4     Omnivision Technologies Inc.    Semiconductors             35.6%
          5     Gen-Probe Inc.                  Healthcare-Products        32.2%

Leading our list this quarter is Sina Corporation, a global Internet media company that I discussed in the last shareholder letter. On top of a 90% rise in the June quarter, the stock racked up a very impressive 76% gain in the September quarter. The company's June 2003 sales tripled over its June 2002 sales, and profits more than quadrupled for the same period. Investors rewarded the stock with a one-day gain of 26.7% in mid-July.

Another company that performed well in both of the past two quarters is j2 Global Communications, an internet communications services provider. The company thrives on making corporate and personal communications easier and more secure through its value-added voicemail, document, and Internet-based service network. The company has successfully added to its global customer base, now located in over 1,000 cities around the world. On the strength of over two years of increasing revenues and operating earnings, it seems that institutions have been both buying and shorting the stock. We first purchased a small number of shares of this company this past winter* and added significantly more shares in the spring and summer. Our entire position posted a very impressive 57.6% gain in the most recent quarter.

One of our top-performing non-Internet stocks over the past quarter was Gen-Probe Inc. Gen-Probe is a healthcare products company that creates and sells DNA testing and blood testing products. We initially bought shares in the spring and held on to the stock this past quarter as it posted a 32.2% gain. The company has had a year of steadily improving earnings. While the stock might be considered "pricey" by some traditional measures (price to earnings, price to sales, etc.), our models still view the stock favorably. So we plan to stick to our knitting (uh, our models) and not let our emotions influence our buying and selling decisions.

In spite of our recent internet stock performance, this is not an Internet fund. As of the end of the quarter, and after significant appreciation, 13.4% of our net assets were invested in the Internet industry. More recently this number has declined a couple of percentage points.

Detailed Explanation of Quarterly Performance -- What Didn't Work

We did have a few stocks that performed particularly poorly. The worst was Boston Communications Group, a telecommunications company that specializes in billing and roaming services for the wireless telecom industry. During the quarter the stock suffered from fears that it may lose its largest telecom customer. The stock declined 40.9% in this three-month period. These are the three stocks that declined more than 30% in the September quarter:

        Rank    Description                         Industry              % Loss
        ----    -----------                         --------              ------
           1    Boston Communications Group         Telecommunications    -40.9%
           2    E-Loan Inc.                         Internet              -36.4%
           3    Interdigital Communications Corp.   Telecommunications    -35.7%

---------------
*Note from Bridgeway's Monday morning quarterback: "Wish we had purchased more back then."

Top Ten Holdings

At quarter end, Technology comprised our largest sector representation at 25.1% of net assets, followed by Communications at 23.2% and Consumer, Non-Cyclical at 19.9%. Our top ten holdings now represent 44% of total net assets; this is higher than any quarter end since 1999. We occasionally hold more concentrated positions (currently Sandisk and Avid Technology) in stocks that our models believe have unusually strong upside potential with a correspondingly lower risk of decline. "Lower risk of decline" is a relative term. I have seen some statistically equivalent stocks plummet 35% in a relatively short period of time. We care a lot about diversification and try to roughly match the level of total risk of the broader market over longer (at least three year) time periods; but don't forget the "aggressive" in the fund's name.

                                                                                 Percent of
        Rank    Description                     Industry                         Net Assets
        ----    -----------                     --------                         ----------

           1    Sandisk Corp.                   Computers                           8.4%
           2    Avid Technology Inc.            Software                            8.1%
           3    Nextel Communications Inc.      Telecommunications                  5.0%
           4    E*TRADE Group Inc.              Diversified Financial Services      4.4%
           5    Coach Inc.                      Apparel                             3.3%
           6    Career Education Corp.          Commercial Services                 3.0%
           7    Omnivision Technologies Inc.    Semiconductors                      3.0%
           8    Progressive Corp/The            Insurance                           2.9%
           9    j2 Global Communications Inc.   Internet                            2.9%
          10    Sina Corporation                Internet                            2.9%
                                                                                   -----
                Total                                                              43.9%

MONEYBALL (from Dick Cancelmo - Manager of the Balanced Fund)

There is a great new book out called MONEYBALL. It was written by Michael Lewis who is best known for LIAR'S POKER, which chronicled the wild lives of Wall Street traders back in the 1980's. Moneyball is about baseball; more specifically about the Oakland Athletics and their General Manager Billy Beane. The general theme of the book is "that the traditional yardsticks of success for players and teams are fatally flawed." Teams traditionally select players based on metrics such as speed, fielding ability, power, strength and even how good they look in a uniform. Beane thought these metrics were old fashioned and over priced. He studied and focused on quantitative data (do you see where I am going?) Beane and a diverse group of baseball computer junkies realized that there was a wealth of information in a growing data-base of baseball statistics. The data showed Beane that the most important aspects of winning baseball are both simple and overlooked. As an example, baseball fans everywhere can recite a player's batting average, but the data clearly shows that on-base percentage (which includes walks) is far more important to winning baseball games.

As I read this book, I was really struck by the many corollaries between Billy Beane's new fangled quantitative approach to baseball and our own operations here at Bridgeway.

1. Quantitative selection takes the emotion out of decisions, and it doesn't matter if you are picking players or stocks. A scout can just as easily get caught up with a young high school player's blazing fastball as an analyst trying to make a name for himself with the next Microsoft.

2. Quantitative selection is more efficient. Do you really need an army of scouts or analysts traveling the country to look at talent or talk to companies? Cheaper, more efficient operations mean you have more time and money to spend on players thereby winning more games or having greater returns for your shareholders.

3. Quantitative selection dictates not only what you should do but what you should avoid doing. Beane's analysis indicated that a lot of what managers did during the game, "bunt, steal, hit and run could be proven to have been in most situations, either pointless or self-defeating." We believe the same thing is true and hugely important in our business. Shareholders are much better off if you avoid doing things that destroy value like using soft dollars and trying to time the market.

4. Quantitative selection takes discipline and still has many "naysayers." A lot of emotion and dollars are tied up in keeping the status quo. No less than the commissioner of baseball, Bud Selig, called the A's recent record "an aberration," (Selig owns the Milwaukee Brewers who finished last in their division this year.) It is not unusual for individuals or institutions to be attracted to Bridgeway's historical performance, but decide not to invest because of our quantitative approach. I can understand their reluctance to a small degree, but our entire quantitative approach is based on classic fundamental and technical analysis. The way we use the data is very important, but of almost equal importance is the extreme discipline of adhering to our process and not allowing outside inputs to corrupt that process. Quantitative modeling isn't "sexy" (ok, to some it is outright boring); but it's the way we play and the way we field our team. Batter up!

FUND INDUSTRY SCANDAL

      [A scheme allowing favored short-term traders and the fund's adviser to benefit at the expense of long-term shareholders] underscores the importance to investors of the quality of the managers who are actually running their funds. Fund managers owe a fiduciary duty to protect the interests of their fund shareholders . . . Wall Street Journal, October 17, 2003.

Most of the publicized business scandals over the last few years have involved large, publicly-traded companies, with stories of convoluted and improper accounting, self-serving greed, and efforts to cover up misdeeds. Among investment banking and brokerage firms, there have been stories of major conflicts of interest, with improper allocation of favored IPO shares and some analysts urging customers to buy a stock that they were privately disparaging. Throughout all this, the fund industry itself was largely unscathed and was held up sometimes as a model for protecting shareholders' interests. That is, until recently.

In the remainder of this letter, I'd like to present Bridgeway's analysis of the scandal unfolding in the fund industry, outline the actions we have taken (over the years, not just recently in response to the scandals) to avoid these abuses at Bridgeway, and address some of the criticism leveled at our industry. I agree whole-heartedly with the sentiment of the Wall Street Journal writer above. Protecting your financial interests in Bridgeway Funds is my fiduciary duty, and I take it very seriously.

What is the scandal? First of all, our legal process presumes innocence. Since all the facts are not yet out, my analysis is preliminary, and I won't use the names of the firms or individuals accused. However, this is an appropriate time to let you know where Bridgeway stands on some of the issues involved. The charges made so far involve four primary areas: The first is late trading. Fund industry regulations require that orders to buy or sell funds be received by 4 p.m. Eastern Time to receive that day's price. (Late trading is placing an order after the official close of the market but getting the current day's price.) An industry regulator recently made the following analogy: allowing late trades is a bit like placing bets on a horse just after the race finishes, especially for international funds, where there is already an issue of foreign stock markets closing at earlier hours. While the racing analogy may be a bit of a stretch, late trading by sophisticated investors significantly damages returns for long-term shareholders -- besides the fact that it is straightforwardly illegal. At least one fund company is charged with allowing late trading and providing real time, non-public portfolio information to the hedge fund in question. (I am a former bond fund shareholder in one of the firms named in the market timing allegations. I can understand how shareholders will feel taken advantage of and betrayed if the allegations are proven true.)

The second area of scandal involves market timing. Market timing using mutual funds may not be illegal per se, unless the prospectus prohibits it. To the degree that a market timer is successful, it is a "zero sum game" because the profit comes right out of the pocket of the long-term shareholders. It is attractive to short-term traders because it allows them to avoid transaction costs, which are paid, in effect, by the remaining shareholders. In addition, allowing market timing may also lower returns due to "cash drag," or the negative impact of lower yielding cash in an up-trending market. Think of it this way: successful market timers are skimming the cream away from long-term shareholders' cups.

Obstruction of justice is the third area of mutual fund scandal. One fund executive has already pleaded guilty to obstructing an investigation. He allegedly instructed subordinates to destroy emails documenting late trades. To the credit of these employees, they reported it to the investigators. According to the SEC, the executive approved an arrangement whereby a hedge fund could make short-term trades with $50 million in return for putting $10 million long-term in another fund. Thus, the fund company earned additional fees on the $10 million, the fund executive was presumably compensated for having raised additional assets, and the losers in the scheme were the long-term shareholders of the funds allowing the "rapid fire trades."

Fourth, a fund firm recently voluntarily suspended its practice of directed brokerage (an arrangement whereby the fund adviser agrees to use a particular broker, typically at a higher commission rate, in return for that broker agreeing to sell its funds) -- another questionably legal, but widespread practice, which benefits the adviser to a fund at the expense of fund shareholders.

A number of things really disappoint me about these allegations. At the top of the list is that smaller investors were hurt at the expense of both larger ones and the firms to which they entrusted their money. Second is that more than one person at a firm could be involved in wrongdoing. When multiple people are involved at any level, it makes me wonder about the corporate culture that could allow, enable, or encourage it. Third is that it casts a negative light on all professionals in the industry, including our own firm. For this reason, I hope the regulators are diligent and successful in bringing justice to bear. If investors don't think they can get a fair shake on a level playing field with mutual funds, they will go elsewhere. Fourth, I feel sorry for the vast majority of the people who work at these firms and had no knowledge of the unethical practices and believed they were part of a team working to further shareholder interests.

Bridgeway's policies with respect to late trading. We don't allow late trades. No one at our firm has even suggested allowing such trades to benefit a preferred shareholder, related party, or other person. It is hard for me to imagine any one person in our culture suggesting such a move without being confronted in a strong and compelling way by other Bridgeway staff.

Bridgeway's policies with respect to market timing. Upon reviewing our prospectus, I counted thirteen places where we discourage short-term trading of any kind in the shares of our funds. This includes bolded language in the first page of text in our prospectus. This may seem like overkill, but we are very serious about trying to keep timers out. I have known about the negative effects of market timing on fund performance for over a decade. We incorporated it into the operating guidelines of our funds. We have never made an exception for a favored client. We have taken one of the most conservative stances in the industry on this issue. Our prospectus says buying and selling our funds twice in a year is considered "frequent" and we may prohibit future investments in our funds. We consulted a market timing association to research market timing methodologies in order to recognize them when they come in.

To the best of my knowledge there have only been two significant times, both in 2002, when market timers were playing one of our funds (Ultra-Small Company Market Fund). In both cases, these appeared to be less sophisticated investors, who, in aggregate, lost money. We have blocked these shareholders from making future investments. (If you want to make the most money for long-term investors, you have to be willing to walk away from some revenue generating opportunities, including short-term traders.) Finally, we decided to add a 2% redemption reimbursement fee to the Ultra-Small Company Market Fund. If a shareholder sells shares within six-months of the purchase, the Fund (and its remaining shareholders, not the adviser) keeps 2% of the redemption proceeds. I have received calls from financial advisers and one hedge fund seeking an exemption from the redemption fee to allow frequent trading in our shares. We just said no; we didn't pursue the discussion further nor negotiate; these are not the kinds of relationships we're looking for. In summary, I believe we're quite aggressive in our market timing stance.

Finally, I'd like to address some of the criticism leveled at our industry and talk more about what we do at Bridgeway.

Snow White and Arrogance

      We have to put to rest the mutual-fund industry's claim that they are pure as the driven snow. The arrogance of the industry has to change.

This is a quote attributed to New York Attorney General Eliot Spitzer in the same edition of the Wall Street Journal as above. We are hardly perfect at Bridgeway. We do make mistakes. As you know, each year in the annual report, we tell shareholders about what we consider to have been the year's worst mistake. Good procedures and strong controls help to keep errors to a minimum. But even more important than controls and compliance is a culture that supports ethical decision-making, leadership that sets very high ethical standards and a staff committed to shareholders' long-term interests. We work hard on issues of integrity. It has been Bridgeway Capital Management's #1 business value since our inception, more than ten years ago. However, you can never put integrity on autopilot. Conflicts do arise and errors are made in the natural course of business. At Bridgeway, I believe our culture supports an environment in which we bring issues, small and large, to the surface to examine and use them as a vehicle to continually improve our operations, our methods and our culture.

Now the issue of arrogance. Our history of favorable investment performance and rankings sometimes leads me to worry about complacency and arrogance. Although we enjoy celebrating success like most everyone, continued recognition could lead to arrogance, which is a formula for future mediocrity, or worse. As long as we consciously consider these issues, I believe we'll be on the right track, celebrating success while on the lookout for complacency.

It Is My Job

Another disappointing comment I read recently was that of a portfolio manager who suggested that his job was to pick stocks, not to police market timers. At one level, this is true. At Bridgeway I am not the primary person responsible for policing market timers. But both of Bridgeway's portfolio managers (Dick Cancelmo and I) have had significant discussions before this scandal about how to recognize timers and how to deal with them. I currently monitor cash flows daily in the Funds still open to new investors. I consider that my job as portfolio manager is not just picking stocks. It's delivering long-term returns in line with the investment objectives, risks, and strategies outlined in our prospectus. This means I have to worry, not just about picking stocks, but also our costs, trading effectiveness, risk management, staff skills and training, market timers -- anything that could effect the total return of our funds.

Where is the Board?

One journalist asked whether shareholders could reasonably have expected Board members to find the kind of abuse profiled above. My answer is "no," I wouldn't expect them to be reviewing daily cash flows and interviewing service providers who might provide a clue. However, I would expect the Board to be taking the pulse of the advisory firm's culture with respect to integrity in general. Although they can't police everything that could possibly go wrong, they can pay attention to the standards of the people they engage to conduct the business of the funds.

"I Never Said I Wouldn't Market Time" or You can't take both roads

An interesting twist in the unfolding scandal is that if a prospectus doesn't say it discourages market timers, then there may be nothing illegal in fund management allowing it. One fund president even pointed out that it wasn't in their prospectus. I am not a lawyer, but I have a feeling that if a fund manager allows it to their own benefit at the cost of fund shareholders, then it's illegal. But the line of reason that the executive seemed to be following was, at very least, disappointing, perhaps childish.

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or Fund applies only as of the quarter end, September 30, 2003, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery

John Montgomery

[BRIDGEWAY FUNDS LOGO]


November 30, 2003                 September 2003 Quarter - Quarterly Report


Dear Fellow Aggressive Investors 2 Shareholder,

Our Fund had a positive return of 7.2% in the September quarter compared to a 2.6% return for our primary market benchmark (the S&P 500 Index) and a 4.4% return of our peer benchmark, the Lipper Capital Appreciation Funds Index. It lagged the Russell 2000 Index of small companies, which returned 9.1%. Overall, I am pleased.

What a difference one year can make. Since the bottom of the bear market (on a quarterly basis) last September, our Fund appreciated 32%. As much as I like to see positive returns and would like to see new highs, I'd prefer that the stock market came back more slowly along with the economy.

According to data from Morningstar, the Aggressive Investors 2 Fund ranked 66th of 273 aggressive growth funds for the quarter and 72nd of 262 for the last twelve months.

Performance Summary

TRANSLATION: Our fund has widened its lead over the S&P 500 Index as well as our peer index of capital appreciation funds. We still have farther to go versus the Russell 2000 Index of smaller companies, however.

The table below presents our September quarter, one year and life-to-date financial results according to the formula required by the SEC.

                                               September Qtr.     1 Year     Life-to-Date
                                                  7/1/03         10/1/02      10/31/01
                                               to 9/30/03(4)    to 9/30/03   to 9/30/03(5)
                                               -------------    ----------   -------------
        Aggressive Investors 2 Fund(1)              7.2%           32.3%          5.2%
        S&P 500 Index (large companies)(2)          2.6%           24.4%         -1.5%
        Russell 2000 (small companies)(2)           9.1%           36.5%          8.5%
        Lipper Capital Appreciation Funds(3)        4.4%           25.4%         -0.6%

   (1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
   (2) The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (3) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. (4) Periods less than one year are not annualized. (5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance -- What Worked Well

TRANSLATION: This quarter, Internet stocks were back for a "three-peat," as they had the greatest representation in our list of best performers for the third quarter in a row. Three of our six top performing stocks were Internet related. The remaining top performers came from Iron & Steel, Pharmaceutical and Healthcare industries. The six stocks that gained more than 30% in the September quarter were:

        Rank    Description                       Industry                % Gain
        ----    -----------                       --------                ------
         1      Sina Corporation                  Internet                 76.3%
         2      j2 Global Communications Inc.     Internet                 62.2%
         3      Schnitzer Steel Industries Inc.   Iron/Steel               46.7%
         4      Digital River Inc.                Internet                 42.9%

         5      American Pharmac. Partners Inc.   Pharmaceuticals          38.8%
         6      Gen-Probe Inc.                    Healthcare-Products      32.2%

Leading our list this quarter is Sina Corporation, a global Internet media company that I discussed in the last shareholder letter. On top of a 90% rise in the June 2003 quarter, the stock racked up a very impressive 76.3% gain in the September quarter. The company's June 2003 sales tripled over its June 2002 sales, and profits more than quadrupled for the same period. Investors rewarded the stock with a one-day gain of 26.7% in mid-July.

Another company that performed well in both of the past two quarters is j2 Global Communications Inc. j2 Global is an internet communications services provider. The company thrives on making corporate and personal communications easier and more secure through its value added voicemail, document, and Internet-based service network. j2 Global has successfully added to its global customer base now located in over 1,000 cities around the world. On the strength of over 2 years of increasing revenues and operating earnings, it looks like institutions have been both buying and shorting the stock. We picked up shares of this company this past winter, and made some minor adjustments in the spring and summer. I'm glad to report that this model pick posted a very impressive 62.2% follow-on gain.

Detailed Explanation of Quarterly Performance -- What Didn't Work

As part of Bridgeway's commitment to (sometimes blunt) communication, I'm just as committed to commenting on what did not go well as to what did. Our worst performing stock in the September quarter was Boston Communications Group, a telecommunications company that specializes in billing and roaming services for the wireless telecom industry. During the quarter the stock suffered from fears that it may lose its largest telecom customer. For the quarter the stock declined 40.9%. Three stocks declined more than 30% in the September quarter:

        Rank    Description                         Industry              % Loss
        ----    -----------                         --------              ------
           1    Boston Communications Group         Telecommunications    -40.9%
           2    E-Loan Inc.                         Internet              -34.5%
           3    Interdigital Communications Corp.   Telecommunications    -33.5%

Top Ten Holdings

At quarter end, Consumer Non-Cyclicals comprised our largest sector representation at 27%, followed by Communications at 24% and Technology at 22%. Our top ten holdings now represent 40.5% of total net assets, which is higher than any quarter in the last two years. We occasionally hold more concentrated positions (currently Sandisk and Avid Technology) in stocks that our models believe have unusually strong upside potential with a correspondingly lower risk of decline. "Lower risk of decline" is a relative term. I have seen some statistically equivalent stocks plummet 35% in a relatively short period of time. We care a lot about diversification and try to roughly match the level of total risk of the broader market over longer (at least three year) time periods; but don't forget the "aggressive" in the fund's name.

Here are the top ten holdings at the end of September:

                                                                             Percent of
        Rank    Description                            Industry              Net Assets
        ----    -----------                            --------              ----------
           1    Avid Technology Inc.                   Software                 7.9%
           2    Sandisk Corp.                          Computers                7.3%
           3    j2 Global Communications Inc.          Internet                 5.3%
           4    Nextel Communications Inc.             Telecommunications       3.6%
           5    Career Education Corp.                 Commercial Services      3.0%
           6    Sina Corporation                       Internet                 2.8%
           7    National Semiconductor Corp.           Semiconductors           2.7%

           8    Hovnanian Enterprises Inc.             Home Builders            2.7%
           9    Cognizant Technology Solutions Corp.   Computers                2.6%
          10    SurModics Inc.                         Healthcare-Products      2.6%
                                                                               -----
                Total                                                          40.5%

MONEYBALL (from Dick Cancelmo - Manager of the Balanced Fund)

There is a great new book out called MONEYBALL. It was written by Michael Lewis who is best known for LIAR'S POKER, which chronicled the wild lives of Wall Street traders back in the 1980's. Moneyball is about baseball; more specifically about the Oakland Athletics and their General Manager Billy Beane. The general theme of the book is "that the traditional yardsticks of success for players and teams are fatally flawed." Teams traditionally select players based on metrics such as speed, fielding ability, power, strength and even how good they look in a uniform. Beane thought these metrics were old fashioned and over priced. He studied and focused on quantitative data (do you see where I am going?) Beane and a diverse group of baseball computer junkies realized that there was a wealth of information in a growing data-base of baseball statistics. The data showed Beane that the most important aspects of winning baseball are both simple and overlooked. As an example, baseball fans everywhere can recite a player's batting average, but the data clearly shows that on-base percentage (which includes walks) is far more important to winning baseball games.

As I read this book, I was really struck by the many corollaries between Billy Beane's new fangled quantitative approach to baseball and our own operations here at Bridgeway.

1. Quantitative selection takes the emotion out of decisions, and it doesn't matter if you are picking players or stocks. A scout can just as easily get caught up with a young high school player's blazing fastball as an analyst trying to make a name for himself with the next Microsoft.

2. Quantitative selection is more efficient. Do you really need an army of scouts or analysts traveling the country to look at talent or talk to companies? Cheaper, more efficient operations mean you have more time and money to spend on players thereby winning more games or having greater returns for your shareholders.

3. Quantitative selection dictates not only what you should do but what you should avoid doing. Beane's analysis indicated that a lot of what managers did during the game, "bunt, steal, hit and run could be proven to have been in most situations, either pointless or self-defeating." We believe the same thing is true and hugely important in our business. Shareholders are much better off if you avoid doing things that destroy value like using soft dollars and trying to time the market.

4. Quantitative selection takes discipline and still has many "naysayers." A lot of emotion and dollars are tied up in keeping the status quo. No less than the commissioner of baseball, Bud Selig, called the A's recent record "an aberration," (Selig owns the Milwaukee Brewers who finished last in their division this year.) It is not unusual for individuals or institutions to be attracted to Bridgeway's historical performance, but decide not to invest because of our quantitative approach. I can understand their reluctance to a small degree, but our entire quantitative approach is based on classic fundamental and technical analysis. The way we use the data is very important, but of almost equal importance is the extreme discipline of adhering to our process and not allowing outside inputs to corrupt that process. Quantitative modeling isn't "sexy" (ok, to some it is outright boring); but it's the way we play and the way we field our team. Batter up!

FUND INDUSTRY SCANDAL

      [A scheme allowing favored short-term traders and the fund's adviser to benefit at the expense of long-term shareholders] underscores the importance to investors of the quality of the managers who are actually running their funds. Fund managers owe a fiduciary duty to protect the interests of their fund shareholders . . . Wall Street Journal, October 17, 2003.

Most of the publicized business scandals over the last few years have involved large, publicly-traded companies, with stories of convoluted and improper accounting, self-serving greed, and efforts to cover up misdeeds. Among investment banking and brokerage firms, there have been stories of major conflicts of interest, with improper allocation of favored IPO shares and some analysts urging customers to buy a stock that they were privately disparaging. Throughout all this, the fund industry itself was largely unscathed and was held up sometimes as a model for protecting shareholders' interests. That is, until recently.

In the remainder of this letter, I'd like to present Bridgeway's analysis of the scandal unfolding in the fund industry, outline the actions we have taken (over the years, not just recently in response to the scandals) to avoid these abuses at Bridgeway, and address some of the criticism leveled at our industry. I agree whole-heartedly with the sentiment of the Wall Street Journal writer above. Protecting your financial interests in Bridgeway Funds is my fiduciary duty, and I take it very seriously.

What is the scandal? First of all, our legal process presumes innocence. Since all the facts are not yet out, my analysis is preliminary, and I won't use the names of the firms or individuals accused. However, this is an appropriate time to let you know where Bridgeway stands on some of the issues involved. The charges made so far involve four primary areas: The first is late trading. Fund industry regulations require that orders to buy or sell funds be received by 4 p.m. Eastern Time to receive that day's price. (Late trading is placing an order after the official close of the market but getting the current day's price.) An industry regulator recently made the following analogy: allowing late trades is a bit like placing bets on a horse just after the race finishes, especially for international funds, where there is already an issue of foreign stock markets closing at earlier hours. While the racing analogy may be a bit of a stretch, late trading by sophisticated investors significantly damages returns for long-term shareholders -- besides the fact that it is straightforwardly illegal. At least one fund company is charged with allowing late trading and providing real time, non-public portfolio information to the hedge fund in question. (I am a former bond fund shareholder in one of the firms named in the market timing allegations. I can understand how shareholders will feel taken advantage of and betrayed if the allegations are proven true.)

The second area of scandal involves market timing. Market timing using mutual funds may not be illegal per se, unless the prospectus prohibits it. To the degree that a market timer is successful, it is a "zero sum game" because the profit comes right out of the pocket of the long-term shareholders. It is attractive to short-term traders because it allows them to avoid transaction costs, which are paid, in effect, by the remaining shareholders. In addition, allowing market timing may also lower returns due to "cash drag," or the negative impact of lower yielding cash in an up-trending market. Think of it this way: successful market timers are skimming the cream away from long-term shareholders' cups.

Obstruction of justice is the third area of mutual fund scandal. One fund executive has already pleaded guilty to obstructing an investigation. He allegedly instructed subordinates to destroy emails documenting late trades. To the credit of these employees, they reported it to the investigators. According to the SEC, the executive approved an arrangement whereby a hedge fund could make short-term trades with $50 million in return for putting $10 million long-term in another fund. Thus, the fund company earned additional fees on the $10 million, the fund executive was presumably compensated for having raised additional assets, and the losers in the scheme were the long-term shareholders of the funds allowing the "rapid fire trades."

Fourth, a fund firm recently voluntarily suspended its practice of directed brokerage (an arrangement whereby the fund adviser agrees to use a particular broker, typically at a higher commission rate, in return for that broker agreeing to sell its funds) -- another questionably legal, but widespread practice, which benefits the adviser to a fund at the expense of fund shareholders.

A number of things really disappoint me about these allegations. At the top of the list is that smaller investors were hurt at the expense of both larger ones and the firms to which they entrusted their money. Second is that more than one person at a firm could be involved in wrongdoing. When multiple people are involved at any level, it makes me wonder about the corporate culture that could allow, enable, or encourage it. Third is that it casts a negative light on all professionals in the industry, including our own firm. For this reason, I hope the regulators are diligent and successful in bringing justice to bear. If investors don't think they can get a fair shake on a level playing field with mutual funds, they will go elsewhere. Fourth, I feel sorry for the vast majority of the people who work at these firms and had no knowledge of the unethical practices and believed they were part of a team working to further shareholder interests.

Bridgeway's policies with respect to late trading. We don't allow late trades. No one at our firm has even suggested allowing such trades to benefit a preferred shareholder, related party, or other person. It is hard for me to imagine any one person in our culture suggesting such a move without being confronted in a strong and compelling way by other Bridgeway staff.

Bridgeway's policies with respect to market timing. Upon reviewing our prospectus, I counted thirteen places where we discourage short-term trading of any kind in the shares of our funds. This includes bolded language in the first page of text in our prospectus. This may seem like overkill, but we are very serious about trying to keep timers out. I have known about the negative effects of market timing on fund performance for over a decade. We incorporated it into the operating guidelines of our funds. We have never made an exception for a favored client. We have taken one of the most conservative stances in the industry on this issue. Our prospectus says buying and selling our funds twice in a year is considered "frequent" and we may prohibit future investments in our funds. We consulted a market timing association to research market timing methodologies in order to recognize them when they come in.

To the best of my knowledge there have only been two significant times, both in 2002, when market timers were playing one of our funds (Ultra-Small Company Market Fund). In both cases, these appeared to be less sophisticated investors, who, in aggregate, lost money. We have blocked these shareholders from making future investments. (If you want to make the most money for long-term investors, you have to be willing to walk away from some revenue generating opportunities, including short-term traders.) Finally, we decided to add a 2% redemption reimbursement fee to the Ultra-Small Company Market Fund. If a shareholder sells shares within six-months of the purchase, the Fund (and its remaining shareholders, not the adviser) keeps 2% of the redemption proceeds. I have received calls from financial advisers and one hedge fund seeking an exemption from the redemption fee to allow frequent trading in our shares. We just said no; we didn't pursue the discussion further nor negotiate; these are not the kinds of relationships we're looking for. In summary, I believe we're quite aggressive in our market timing stance.

Finally, I'd like to address some of the criticism leveled at our industry and talk more about what we do at Bridgeway.

Snow White and Arrogance

      We have to put to rest the mutual-fund industry's claim that they are pure as the driven snow. The arrogance of the industry has to change.

This is a quote attributed to New York Attorney General Eliot Spitzer in the same edition of the Wall Street Journal as above. We are hardly perfect at Bridgeway. We do make mistakes. As you know, each year in the annual report, we tell shareholders about what we consider to have been the year's worst mistake. Good procedures and strong controls help to keep errors to a minimum. But even more important than controls and compliance is a culture that supports ethical decision-making, leadership that sets very high ethical standards and a staff committed to shareholders' long-term interests. We work hard on issues of integrity. It has been Bridgeway Capital Management's #1 business value since our inception, more than ten years ago. However, you can never put integrity on autopilot. Conflicts do arise and errors are made in the natural course of business. At Bridgeway, I believe our culture supports an environment in which we bring issues, small and large, to the surface to examine and use them as a vehicle to continually improve our operations, our methods and our culture.

Now the issue of arrogance. Our history of favorable investment performance and rankings sometimes leads me to worry about complacency and arrogance. Although we enjoy celebrating success like most everyone, continued recognition could lead to arrogance, which is a formula for future mediocrity, or worse. As long as we consciously consider these issues, I believe we'll be on the right track, celebrating success while on the lookout for complacency.

It Is My Job

Another disappointing comment I read recently was that of a portfolio manager who suggested that his job was to pick stocks, not to police market timers. At one level, this is true. At Bridgeway I am not the primary person responsible for policing market timers. But both of Bridgeway's portfolio managers (Dick Cancelmo and I) have had significant discussions before this scandal about how to recognize timers and how to deal with them. I currently monitor cash flows daily in the Funds still open to new investors. I consider that my job as portfolio manager is not just picking stocks. It's delivering long-term returns in line with the investment objectives, risks, and strategies outlined in our prospectus. This means I have to worry, not just about picking stocks, but also our costs, trading effectiveness, risk management, staff skills and training, market timers -- anything that could effect the total return of our funds.

Where is the Board?

One journalist asked whether shareholders could reasonably have expected Board members to find the kind of abuse profiled above. My answer is "no," I wouldn't expect them to be reviewing daily cash flows and interviewing service providers who might provide a clue. However, I would expect the Board to be taking the pulse of the advisory firm's culture with respect to integrity in general. Although they can't police everything that could possibly go wrong, they can pay attention to the standards of the people they engage to conduct the business of the funds.

"I Never Said I Wouldn't Market Time" or You can't take both roads

An interesting twist in the unfolding scandal is that if a prospectus doesn't say it discourages market timers, then there may be nothing illegal in fund management allowing it. One fund president even pointed out that it wasn't in their prospectus. I am not a lawyer, but I have a feeling that if a fund manager allows it to their own benefit at the cost of fund shareholders, then it's illegal. But the line of reason that the executive seemed to be following was, at very least, disappointing, perhaps childish.

Statistic for the Quarter

Of 3,715 U.S. equity funds with a five-year track record, two Bridgeway funds placed among the top 5, three placed among the top ten, and four placed among the top 15. Three of our funds (Ultra-Small Company, Ultra-Small Company Market, and Micro-Cap Limited) benefited strongly from the recent dominance of small stocks versus large ones.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, September 30, 2003; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance. Discussion of Portfolio investment objective and risks should be read in conjunction with the Fund's prospectus, available online at www.bridgewayfund.com or by calling Bridgeway at 800-661-3550.

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we read them, always looking for ways to improve our service.

Sincerely,

/s/ John Montgomery

John Montgomery

[BRIDGEWAY LOGO]

November 30, 2003                      September 2003 Quarter - Quarterly Report



Dear Fellow Ultra-Small Company Shareholder,

Our Fund was up 16.9% in the September quarter vs. a positive 9.1% return for the Russell 2000 Index, a 7.6% return for the Lipper Small-Cap Stock Funds Index, and a 18.6% increase of the CRSP Cap-Based Portfolio 10 Index. I am happy with the absolute return but not the fact that we underperformed our primary market benchmark.

According to data from Morningstar, the Ultra-Small Company Fund ranked 17th of 1,052 small company funds for the quarter, 1st (!) of 1,015 for the last twelve months, and 2nd of 696 over the last five years. We set another all-time cumulative "high" for the period since inception. As a matter of fact, our fund ranked 2nd among all 3,715 domestic equity funds over the last five years. In part, by riding the wave of recent small stock dominance, four Bridgeway funds ranked in the top 15 for the trailing five-year period.

AT THIS POINT, I'D LIKE TO SOUND A CAUTIONARY NOTE. While it's wonderful to see the performance numbers described above and below, this performance level is not sustainable indefinitely. I encourage you to look at your overall asset allocation (as I have) to be sure that you don't currently have too much exposure to ultra-small stocks. You will probably remember that even our fund can experience tremendous downside volatility, as we did in 1998 when this fund dropped 50% from the peak in April to the "bottom" in October. Ultra-small stocks are recommended for a long term-investment strategy, and in just one year we have seen the kind of overall ultra-small stock outperformance over large stocks that I would normally expect to see in two decades! That doesn't mean the trend won't continue over the next year (or that it will), but historical data would indicate it won't last unabated.

Performance Summary

TRANSLATION: We continue to ride the wave of recent smaller stock performance dominance.

The table below presents our September quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                            September Qtr.     1 Year        5 Year      Life-to-Date
                                                7/1/03         10/1/02       10/1/98       8/5/94 to
                                             to 9/30/03(5)   to 9/30/03    to 9/30/03(6)  to 9/30/03(6)
                                             -----------     ----------    -----------    -----------
     Ultra-Small Company Fund(1)                 16.9%           84.4%         30.9%         23.7%
     Lipper Small-Cap Stock Funds(2)              7.6%           31.6%          6.8%          8.7%
     Russell 2000 (small companies)(3)            9.1%           36.5%          7.5%          9.4%
     CRSP Cap-Based Portfolio 10 Index(4)        18.6%           85.2%         20.6%         15.4%

     (1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. (2) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (3) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). It is the most widely tracked index among small-company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Ultra-Small Company Portfolio. (4) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,724 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. (5) Periods less than one year are not annualized. (6) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

TRANSLATION: Twenty-three stocks gained 40% or more. That is almost one out of every five stocks in the Fund. Only one stock declined by 40%. No one industry dominated the top performer list, which had representation from a broad cross-section of the economy. This is one more indication that the recent bull market in ultra-small stocks is very widely based. It sends a cautionary tone to me, since, in an ultra-small market turnaround, there might also be no place for our models to "hide."

Here is the list of stocks that were up at least 40% in the quarter:

             Rank   Description                          Industry                          % Gain
             ----   -----------                          --------                          ------
               1    PC Mall Inc.                         Retail                            150.0%
               2    Evolving Systems Inc.                Software                          115.0%
               3    Unify Corp.                          Software                          113.3%
               4    eCollege.com Inc.                    Internet                           76.7%
               5    Sina Corp.                           Internet                           76.3%
               6    SupportSoft Inc.                     Internet                           72.7%
               7    MCK Communications Inc.              Telecommunications                 67.6%
               8    Ditech Communications Corp.          Telecommunications                 65.7%
               9    Bradley Pharmaceuticals Inc.         Pharmaceuticals                    65.2%
               10   Park-Ohio Holdings Corp.             Miscellaneous Manufacturers        65.0%
               11   America's Car Mart Inc.              Retail                             64.1%
               12   Atrion Corp.                         Healthcare-Products                63.2%
               13   Fedders Corp.                        Home Furnishings                   59.0%
               14   Compex Technologies Inc.             Healthcare-Products                57.0%
               15   SFBC International Inc.              Commercial Services                56.7%
               16   Somanetics Corp.                     Healthcare-Products                53.0%
               17   Pantry Inc./The                      Retail                             52.6%
               18   Starcraft Corp.                      Auto Manufacturers                 52.3%
               19   Epicor Software Corp.                Software                           50.2%
               20   Capital Crossing Bank                Banks                              47.5%
               21   ePlus Inc.                           Internet                           46.6%
               22   Intrado Inc.                         Telecommunications                 44.1%
               23   First Cash Financial Services Inc.   Retail                             42.1%

The top software stock (and second biggest overall gainer) in our leaders list is Evolving Systems, Inc., a software firm that provides business and integration services to the telecommunications industry. Evolving Systems played a significant role in development of "line portability" standards (LPN), the standards surrounding upcoming telecom requirements allowing you to keep your home or cell phone number when you move or switch carriers. Evolving Systems appears to be well positioned to help the telecommunications industry move forward. It was a steady out performer this quarter, returning 115% to the Fund.

The best performing stock in terms of dollar gains over the last quarter is a drug marketing company, Bradley Pharmaceuticals. The company has posted five straight quarters of increasing revenues and profits since we first bought the stock in the spring of last year. The real price action in the stock came just this past quarter, resulting in a 65.2% return as institutional investors picked up on the company's trend and potential.

Only one stock declined by more than 40% this past quarter. Our position in Foster Wheeler Ltd., an engineering and construction firm, declined 48.1% during the quarter. This company experienced declining sales and then a quarterly earnings loss.

Top Ten Holdings

At quarter end, Consumer Non-Cyclicals comprised our largest sector representation at 22% of net assets, followed by Communications at 16% and Technology at 9%. Our top ten holdings now represent 32% of total net assets, higher than most micro-cap funds. Bradley Pharmaceuticals, our top holding, represents 2.3% of net assets on the basis of purchase price, but due to appreciation, it has grown to 5.1%. This gives us a bit more exposure to one stock than I would normally like to see, but we are sticking with the advice of our models.

Here are the top ten holdings at the end of September:

                                                                                         Percent of
            Rank    Description                          Industry                        Net Assets
            ----    -----------                          --------                        ----------
              1     Bradley Pharmaceuticals Inc.         Pharmaceuticals                 5.1%
              2     JOS A Bank Clothiers Inc.            Retail                          4.7%
              3     Sina Corp.                           Internet                        4.4%
              4     Ultralife Batteries Inc.             Electrical Comp. &Equipment     3.7%
              5     SFBC International Inc.              Commercial Services             3.1%
              6     Central European Distribution
                     Corp.                               Distribution/Wholesale          2.4%
              7     Evolving Systems Inc.                Software                        2.3%
              8     Synovis Life Technologies Inc.       Healthcare-Products             2.2%
              9     Bank of the Ozarks Inc.              Banks                           2.1%
             10     Starcraft Corp.                      Auto Manufacturers              2.0%
                                                                                        ----
                                                                                        31.8%

MONEYBALL (from Dick Cancelmo - Manager of the Balanced Fund)

There is a great new book out called MONEYBALL. It was written by Michael Lewis who is best known for LIAR'S POKER, which chronicled the wild lives of Wall Street traders back in the 1980's. Moneyball is about baseball; more specifically about the Oakland Athletics and their General Manager Billy Beane. The general theme of the book is "that the traditional yardsticks of success for players and teams are fatally flawed." Teams traditionally select players based on metrics such as speed, fielding ability, power, strength and even how good they look in a uniform. Beane thought these metrics were old fashioned and over priced. He studied and focused on quantitative data (do you see where I am going?) Beane and a diverse group of baseball computer junkies realized that there was a wealth of information in a growing data-base of baseball statistics. The data showed Beane that the most important aspects of winning baseball are both simple and overlooked. As an example, baseball fans everywhere can recite a player's batting average, but the data clearly shows that on-base percentage (which includes walks) is far more important to winning baseball games.

As I read this book, I was really struck by the many corollaries between Billy Beane's new fangled quantitative approach to baseball and our own operations here at Bridgeway.

1. Quantitative selection takes the emotion out of decisions, and it doesn't matter if you are picking players or stocks. A scout can just as easily get caught up with a young high school player's blazing fastball as an analyst trying to make a name for himself with the next Microsoft.

2. Quantitative selection is more efficient. Do you really need an army of scouts or analysts traveling the country to look at talent or talk to companies? Cheaper, more efficient operations mean you have more time and money to spend on players thereby winning more games or having greater returns for your shareholders.

3. Quantitative selection dictates not only what you should do but what you should avoid doing. Beane's analysis indicated that a lot of what managers did during the game, "bunt, steal, hit and run could be proven to have been in most situations, either pointless or self-defeating." We believe the same thing is true and hugely important in our business. Shareholders are much better off if you avoid doing things that destroy value like using soft dollars and trying to time the market.

4. Quantitative selection takes discipline and still has many "naysayers." A lot of emotion and dollars are tied up in keeping the status quo. No less than the commissioner of baseball, Bud Selig, called the A's recent record "an aberration," (Selig owns the Milwaukee Brewers who finished last in their division this year.) It is not unusual for individuals or institutions to be attracted to Bridgeway's historical performance, but decide not to invest because of our quantitative approach. I can understand their reluctance to a small degree, but our entire quantitative approach is based on classic fundamental and technical analysis. The way we use the data is very important, but of almost equal importance is the extreme discipline of adhering to our process and not allowing outside inputs to corrupt that process. Quantitative modeling isn't "sexy" (ok, to some it is outright boring); but it's the way we play and the way we field our team. Batter up!

FUND INDUSTRY SCANDAL

         [A scheme allowing favored short-term traders and the fund's adviser to benefit at the expense of long-term shareholders] underscores the importance to investors of the quality of the managers who are actually running their funds. Fund managers owe a fiduciary duty to protect the interests of their fund shareholders . . . Wall Street Journal, October 17, 2003.

Most of the publicized business scandals over the last few years have involved large, publicly-traded companies, with stories of convoluted and improper accounting, self-serving greed, and efforts to cover up misdeeds. Among investment banking and brokerage firms, there have been stories of major conflicts of interest, with improper allocation of favored IPO shares and some analysts urging customers to buy a stock that they were privately disparaging. Throughout all this, the fund industry itself was largely unscathed and was held up sometimes as a model for protecting shareholders' interests. That is, until recently.

In the remainder of this letter, I'd like to present Bridgeway's analysis of the scandal unfolding in the fund industry, outline the actions we have taken (over the years, not just recently in response to the scandals) to avoid these abuses at Bridgeway, and address some of the criticism leveled at our industry. I agree whole-heartedly with the sentiment of the Wall Street Journal writer above. Protecting your financial interests in Bridgeway Funds is my fiduciary duty, and I take it very seriously.

What is the scandal? First of all, our legal process presumes innocence. Since all the facts are not yet out, my analysis is preliminary, and I won't use the names of the firms or individuals accused. However, this is an appropriate time to let you know where Bridgeway stands on some of the issues involved. The charges made so far involve four primary areas: The first is late trading. Fund industry regulations require that orders to buy or sell funds be received by 4 p.m. Eastern Time to receive that day's price. (Late trading is placing an order after the official close of the market but getting the current day's price.) An industry regulator recently made the following analogy: allowing late trades is a bit like placing bets on a horse just after the race finishes, especially for international funds, where there is already an issue of foreign stock markets closing at earlier hours. While the racing analogy may be a bit of a stretch, late trading by sophisticated investors significantly damages returns for long-term shareholders -- besides the fact that it is straightforwardly illegal. At least one fund company is charged with allowing late trading and providing real time, non-public portfolio information to the hedge fund in question. (I am a former bond fund shareholder in one of the firms named in the market timing allegations. I can understand how shareholders will feel taken advantage of and betrayed if the allegations are proven true.)

The second area of scandal involves market timing. Market timing using mutual funds may not be illegal per se, unless the prospectus prohibits it. To the degree that a market timer is successful, it is a "zero sum game" because the profit comes right out of the pocket of the long-term shareholders. It is attractive to short-term traders because it allows them to avoid transaction costs, which are paid, in effect, by the remaining shareholders. In addition, allowing market timing may also lower returns due to "cash drag," or the negative impact of lower yielding cash in an up-trending market. Think of it this way: successful market timers are skimming the cream away from long-term shareholders' cups.

Obstruction of justice is the third area of mutual fund scandal. One fund executive has already pleaded guilty to obstructing an investigation. He allegedly instructed subordinates to destroy emails documenting late trades. To the credit of these employees, they reported it to the investigators. According to the SEC, the executive approved an arrangement whereby a hedge fund could make short-term trades with $50 million in return for putting $10 million long-term in another fund. Thus, the fund company earned additional fees on the $10 million, the fund executive was presumably compensated for having raised additional assets, and the losers in the scheme were the long-term shareholders of the funds allowing the "rapid fire trades."

Fourth, a fund firm recently voluntarily suspended its practice of directed brokerage (an arrangement whereby the fund adviser agrees to use a particular broker, typically at a higher commission rate, in return for that broker agreeing to sell its funds) -- another questionably legal, but widespread practice, which benefits the adviser to a fund at the expense of fund shareholders.

A number of things really disappoint me about these allegations. At the top of the list is that smaller investors were hurt at the expense of both larger ones and the firms to which they entrusted their money. Second is that more than one person at a firm could be involved in wrongdoing. When multiple people are involved at any level, it makes me wonder about the corporate culture that could allow, enable, or encourage it. Third is that it casts a negative light on all professionals in the industry, including our own firm. For this reason, I hope the regulators are diligent and successful in bringing justice to bear. If investors don't think they can get a fair shake on a level playing field with mutual funds, they will go elsewhere. Fourth, I feel sorry for the vast majority of the people who work at these firms and had no knowledge of the unethical practices and believed they were part of a team working to further shareholder interests.

Bridgeway's policies with respect to late trading. We don't allow late trades. No one at our firm has even suggested allowing such trades to benefit a preferred shareholder, related party, or other person. It is hard for me to imagine any one person in our culture suggesting such a move without being confronted in a strong and compelling way by other Bridgeway staff.

Bridgeway's policies with respect to market timing. Upon reviewing our prospectus, I counted thirteen places where we discourage short-term trading of any kind in the shares of our funds. This includes bolded language in the first page of text in our prospectus. This may seem like overkill, but we are very serious about trying to keep timers out. I have known about the negative effects of market timing on fund performance for over a decade. We incorporated it into the operating guidelines of our funds. We have never made an exception for a favored client. We have taken one of the most conservative stances in the industry on this issue. Our prospectus says buying and selling our funds twice in a year is considered "frequent" and we may prohibit future investments in our funds. We consulted a market timing association to research market timing methodologies in order to recognize them when they come in.

To the best of my knowledge there have only been two significant times, both in 2002, when market timers were playing one of our funds (Ultra-Small Company Market Fund). In both cases, these appeared to be less sophisticated investors, who, in aggregate, lost money. We have blocked these shareholders from making future investments. (If you want to make the most money for long-term investors, you have to be willing to walk away from some revenue generating opportunities, including short-term traders.) Finally, we decided to add a 2% redemption reimbursement fee to the Ultra-Small Company Market Fund. If a shareholder sells shares within six-months of the purchase, the Fund (and its remaining shareholders, not the adviser) keeps 2% of the redemption proceeds. I have received calls from financial advisers and one hedge fund seeking an exemption from the redemption fee to allow frequent trading in our shares. We just said no; we didn't pursue the discussion further nor negotiate; these are not the kinds of relationships we're looking for. In summary, I believe we're quite aggressive in our market timing stance.

Finally, I'd like to address some of the criticism leveled at our industry and talk more about what we do at Bridgeway.

Snow White and Arrogance

      We have to put to rest the mutual-fund industry's claim that they are pure as the driven snow. The arrogance of the industry has to change.

This is a quote attributed to New York Attorney General Eliot Spitzer in the same edition of the Wall Street Journal as above. We are hardly perfect at Bridgeway. We do make mistakes. As you know, each year in the annual report, we tell shareholders about what we consider to have been the year's worst mistake. Good procedures and strong controls help to keep errors to a minimum. But even more important than controls and compliance is a culture that supports ethical decision-making, leadership that sets very high ethical standards and a staff committed to shareholders' long-term interests. We work hard on issues of integrity. It has been Bridgeway Capital Management's #1 business value since our inception, more than ten years ago. However, you can never put integrity on autopilot. Conflicts do arise and errors are made in the natural course of business. At Bridgeway, I believe our culture supports an environment in which we bring issues, small and large, to the surface to examine and use them as a vehicle to continually improve our operations, our methods and our culture.

Now the issue of arrogance. Our history of favorable investment performance and rankings sometimes leads me to worry about complacency and arrogance. Although we enjoy celebrating success like most everyone, continued recognition could lead to arrogance, which is a formula for future mediocrity, or worse. As long as we consciously consider these issues, I believe we'll be on the right track, celebrating success while on the lookout for complacency.

It Is My Job

Another disappointing comment I read recently was that of a portfolio manager who suggested that his job was to pick stocks, not to police market timers. At one level, this is true. At Bridgeway I am not the primary person responsible for policing market timers. But both of Bridgeway's portfolio managers (Dick Cancelmo and I) have had significant discussions before this scandal about how to recognize timers and how to deal with them. I currently monitor cash flows daily in the Funds still open to new investors. I consider that my job as portfolio manager is not just picking stocks. It's delivering long-term returns in line with the investment objectives, risks, and strategies outlined in our prospectus. This means I have to worry, not just about picking stocks, but also our costs, trading effectiveness, risk management, staff skills and training, market timers -- anything that could effect the total return of our funds.

Where is the Board?

One journalist asked whether shareholders could reasonably have expected Board members to find the kind of abuse profiled above. My answer is "no," I wouldn't expect them to be reviewing daily cash flows and interviewing service providers who might provide a clue. However, I would expect the Board to be taking the pulse of the advisory firm's culture with respect to integrity in general. Although they can't police everything that could possibly go wrong, they can pay attention to the standards of the people they engage to conduct the business of the funds.

"I Never Said I Wouldn't Market Time" or You can't take both roads

An interesting twist in the unfolding scandal is that if a prospectus doesn't say it discourages market timers, then there may be nothing illegal in fund management allowing it. One fund president even pointed out that it wasn't in their prospectus. I am not a lawyer, but I have a feeling that if a fund manager allows it to their own benefit at the cost of fund shareholders, then it's illegal. But the line of reason that the executive seemed to be following was, at very least, disappointing, perhaps childish.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, September 30, 2003; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance. Discussion of Portfolio investment objective and risks should be read in conjunction with the Fund's prospectus, available online at www.bridgewayfund.com or by calling Bridgeway at 800-661-3550.

Conclusion

As always, we appreciate your feedback. Your comments about our shareholder letters have been particularly gratifying. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- both favorable and critical.

Sincerely,

/s/John Montgomery
------------------
John Montgomery

[BRIDGEWAY LOGO]



November 30, 2003                      September 2003 Quarter - Quarterly Report



Dear Fellow Micro-Cap Limited Shareholder,

Our Fund was up 14.2% in the September quarter vs. an increase of 9.1% for the Russell 2000, 7.6% for the Lipper Small-Cap Stock Funds Index, and 12.7% for the CRSP Cap-Based Portfolio 9 Index. On both an absolute and relative basis, I am very pleased.

According to data from Morningstar, the Micro-Cap Limited Fund ranked 48th of 1,052 small company funds for the quarter, 36th of 1,015 for the last twelve months, and 3rd of 696 over the last five years. As a matter of fact, our fund ranked 3rd among all 3,715 domestic equity funds over the last five years. We set another all time cumulative "high" for the period since inception. In part, by riding the wave of recent small stock dominance, four Bridgeway funds ranked in the top 15 for the trailing five-year period.

Performance Summary

TRANSLATION: We beat each of our benchmarks over the last quarter, five-year, and life-to-date periods. We lagged our primary market benchmark over the one-year period, however.

The table below presents our September quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                         September Qtr.      1 Year         5 Year        Life-to-Date
                                             7/1/03          10/1/02       10/1/98         7/1/98 to
                                           to 9/30/03(5)   to 9/30/03    to 9/30/03(6)    to 9/30/03(6)
                                           -----------     ----------    -----------      -----------
     Micro-Cap Limited Fund(1)                14.3%           45.5%          29.2%            21.1%
     Lipper Small-Cap Stock Funds(2)           7.6%           31.6%           6.8%             1.7%
     Russell 2000 (small stocks)(3)            9.1%           36.5%           7.5%             2.6%
     CRSP Cap-Based Portfolio 9 Index(4)      12.7%           59.6%          16.6%            10.0%

      (1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. (2) The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. (3) The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. (4) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 613 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. (5) Periods less than one year are not annualized.
      (6) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance -- What Went Well

TRANSLATION: Internet stocks continued to be strong performers this quarter, just as they were last quarter. Three out of the eight top performing stocks were from the Internet industry. The remaining five stocks were more diverse, representing industries ranging from software to telecommunications to healthcare products.

Here is the list of stocks that were up at least 40% in the quarter:

             Rank   Description                        Industry                           % Gain
             ----   -----------                        --------                           ------
               1    Unify Corp.                        Software                           113.3%
               2    NAM TAI Electronics Inc.           Electronics                         92.0%
               3    SupportSoft Inc.                   Internet                            71.2%

               4    Bradley Pharmaceuticals Inc.       Pharmaceuticals                     55.3%
               5    j2 Global Communications Inc.      Internet                            51.0%
               6    Merit Medical Systems Inc.         Healthcare-Products                 47.3%
               7    Intrado Inc.                       Telecommunications                  44.1%
               8    Digital River Inc.                 Internet                            42.9%

One of our top performers this past quarter was Nam Tai Electronics Inc. Nam Tai is a Chinese electronic product design company that services original equipment manufacturers. Nam Tai posted its sixth straight quarter of increasing revenues and profits in the past quarter. Wall Street usually pays a premium for this combination of growth and consistency. After adding to our position in the spring, the stock outdid its 86.6% June quarter performance with a 92.0% gain in the September quarter.

Another company that performed well in both of the past two quarters is j2 Global Communications, an Internet communications services provider. The company thrives on making corporate and personal communications easier and more secure through its value added voicemail, document, and Internet-based service network. j2 Global has successfully added to its global customer base now located in over 1,000 cities around the world. On the strength of over two years of increasing revenues and operating earnings, it looks like more and more institutions have been both buying and shorting the stock. (I'd hate to have been short this one -- a bet that the stock price would decline.) We picked up shares of this company this past winter, and trimmed our holdings for reasons of risk management during the spring and summer. On top of the June quarter's 57.9% gain, our j2 Global position went on to post a very impressive 51.0% follow-on gain in the September quarter.

Detailed Explanation of Quarterly Performance -- What Didn't Go Well

As part of Bridgeway's commitment to (sometimes blunt) communication, I'm just as committed to commenting on what did not go well as to what did. This quarter, two stock holdings declined by at least 40%. The first, Emerson Radio, was down 50% for the quarter. Emerson, who designs and markets home electronics and sports equipment, reported declining sales and earnings for the June quarter during its August financial results release. In addition, the company anticipated declining sales for the September quarter, citing a pullback in consumer demand and slower international sales. The news surprised investors, who sent the stock down over 49% in one day. We sold our position in August to limit our losses, investing the proceeds in stocks our models evaluated as more promising.

Our second worst stock was Boston Communications Group, down 41%. This is a telecommunications company that specializes in billing and roaming services for the wireless telecom industry. During the quarter the stock suffered from fears that it may lose its largest telecom customer.

Top Ten Holdings

At quarter end, Communications (including the Internet) comprised our largest sector representation at 27% of net assets, followed by Consumer Non-Cyclicals at 19%. Our top ten holdings now represent 34% of total net assets, higher than most micro-cap funds. j2 Global, our top holding, represents 1.9% of net assets on the basis of purchase price, but due to appreciation, it has grown to 6.9%. Interestingly, our current position is this large after some major trimming to keep the company specific risk in line. Our total purchases cost the fund less than $2 million, but we have already made sales totaling over $3 million. We care a lot about diversification. Micro-cap stocks are volatile by nature and a concentrated position such as this can add to the downside risk.

Here are the top ten holdings at the end of September:

                                                                                          Percent of
           Rank  Description                               Industry                       Net Assets
           ----  -----------                               --------                       ----------
            1    j2 Global Communications Inc.             Internet                        6.9%
            2    Talk America Holdings Inc.                Telecommunications              3.8%
            3    USANA Health Sciences Inc.                Pharmaceuticals                 3.7%

            4    Stratasys Inc.                            Computers                       3.2%
            5    JOS A Bank Clothiers Inc.                 Retail                          3.0%
            6    Zygo Corp.                                Electronics                     2.8%
            7    American Medical Security Group Inc.      Healthcare-Services             2.8%
            8    Sterling Financial Corp./WA               Savings & Loans                 2.7%
            9    NAM TAI Electronics Inc.                  Electronics                     2.7%
            10   Bradley Pharmaceuticals Inc.              Pharmaceuticals                 2.6%
                                                                                          ----
                 Total                                                                    34.3%

MONEYBALL (from Dick Cancelmo - Manager of the Balanced Fund)

There is a great new book out called MONEYBALL. It was written by Michael Lewis who is best known for LIAR'S POKER, which chronicled the wild lives of Wall Street traders back in the 1980's. Moneyball is about baseball; more specifically about the Oakland Athletics and their General Manager Billy Beane. The general theme of the book is "that the traditional yardsticks of success for players and teams are fatally flawed." Teams traditionally select players based on metrics such as speed, fielding ability, power, strength and even how good they look in a uniform. Beane thought these metrics were old fashioned and over priced. He studied and focused on quantitative data (do you see where I am going?) Beane and a diverse group of baseball computer junkies realized that there was a wealth of information in a growing data-base of baseball statistics. The data showed Beane that the most important aspects of winning baseball are both simple and overlooked. As an example, baseball fans everywhere can recite a player's batting average, but the data clearly shows that on-base percentage (which includes walks) is far more important to winning baseball games.

As I read this book, I was really struck by the many corollaries between Billy Beane's new fangled quantitative approach to baseball and our own operations here at Bridgeway.

1. Quantitative selection takes the emotion out of decisions, and it doesn't matter if you are picking players or stocks. A scout can just as easily get caught up with a young high school player's blazing fastball as an analyst trying to make a name for himself with the next Microsoft.

2. Quantitative selection is more efficient. Do you really need an army of scouts or analysts traveling the country to look at talent or talk to companies? Cheaper, more efficient operations mean you have more time and money to spend on players thereby winning more games or having greater returns for your shareholders.

3. Quantitative selection dictates not only what you should do but what you should avoid doing. Beane's analysis indicated that a lot of what managers did during the game, "bunt, steal, hit and run could be proven to have been in most situations, either pointless or self-defeating." We believe the same thing is true and hugely important in our business. Shareholders are much better off if you avoid doing things that destroy value like using soft dollars and trying to time the market.

4. Quantitative selection takes discipline and still has many "naysayers." A lot of emotion and dollars are tied up in keeping the status quo. No less than the commissioner of baseball, Bud Selig, called the A's recent record "an aberration," (Selig owns the Milwaukee Brewers who finished last in their division this year.) It is not unusual for individuals or institutions to be attracted to Bridgeway's historical performance, but decide not to invest because of our quantitative approach. I can understand their reluctance to a small degree, but our entire quantitative approach is based on classic fundamental and technical analysis. The way we use the data is very important, but of almost equal importance is the extreme discipline of adhering to our process and not allowing outside inputs to corrupt that process. Quantitative modeling isn't "sexy" (ok, to some it is outright boring); but it's the way we play and the way we field our team. Batter up!

FUND INDUSTRY SCANDAL

         [A scheme allowing favored short-term traders and the fund's adviser to benefit at the expense of long-term shareholders] underscores the importance to investors of the quality of the managers who are actually running their funds. Fund managers owe a fiduciary duty to protect the interests of their fund shareholders . . . Wall Street Journal, October 17, 2003.

Most of the publicized business scandals over the last few years have involved large, publicly-traded companies, with stories of convoluted and improper accounting, self-serving greed, and efforts to cover up misdeeds. Among investment banking and brokerage firms, there have been stories of major conflicts of interest, with improper allocation of favored IPO shares and some analysts urging customers to buy a stock that they were privately disparaging. Throughout all this, the fund industry itself was largely unscathed and was held up sometimes as a model for protecting shareholders' interests. That is, until recently.

In the remainder of this letter, I'd like to present Bridgeway's analysis of the scandal unfolding in the fund industry, outline the actions we have taken (over the years, not just recently in response to the scandals) to avoid these abuses at Bridgeway, and address some of the criticism leveled at our industry. I agree whole-heartedly with the sentiment of the Wall Street Journal writer above. Protecting your financial interests in Bridgeway Funds is my fiduciary duty, and I take it very seriously.

What is the scandal? First of all, our legal process presumes innocence. Since all the facts are not yet out, my analysis is preliminary, and I won't use the names of the firms or individuals accused. However, this is an appropriate time to let you know where Bridgeway stands on some of the issues involved. The charges made so far involve four primary areas: The first is late trading. Fund industry regulations require that orders to buy or sell funds be received by 4 p.m. Eastern Time to receive that day's price. (Late trading is placing an order after the official close of the market but getting the current day's price.) An industry regulator recently made the following analogy: allowing late trades is a bit like placing bets on a horse just after the race finishes, especially for international funds, where there is already an issue of foreign stock markets closing at earlier hours. While the racing analogy may be a bit of a stretch, late trading by sophisticated investors significantly damages returns for long-term shareholders -- besides the fact that it is straightforwardly illegal. At least one fund company is charged with allowing late trading and providing real time, non-public portfolio information to the hedge fund in question. (I am a former bond fund shareholder in one of the firms named in the market timing allegations. I can understand how shareholders will feel taken advantage of and betrayed if the allegations are proven true.)

The second area of scandal involves market timing. Market timing using mutual funds may not be illegal per se, unless the prospectus prohibits it. To the degree that a market timer is successful, it is a "zero sum game" because the profit comes right out of the pocket of the long-term shareholders. It is attractive to short-term traders because it allows them to avoid transaction costs, which are paid, in effect, by the remaining shareholders. In addition, allowing market timing may also lower returns due to "cash drag," or the negative impact of lower yielding cash in an up-trending market. Think of it this way: successful market timers are skimming the cream away from long-term shareholders' cups.

Obstruction of justice is the third area of mutual fund scandal. One fund executive has already pleaded guilty to obstructing an investigation. He allegedly instructed subordinates to destroy emails documenting late trades. To the credit of these employees, they reported it to the investigators. According to the SEC, the executive approved an arrangement whereby a hedge fund could make short-term trades with $50 million in return for putting $10 million long-term in another fund. Thus, the fund company earned additional fees on the $10 million, the fund executive was presumably compensated for having raised additional assets, and the losers in the scheme were the long-term shareholders of the funds allowing the "rapid fire trades."

Fourth, a fund firm recently voluntarily suspended its practice of directed brokerage (an arrangement whereby the fund adviser agrees to use a particular broker, typically at a higher commission rate, in return for that broker agreeing to sell its funds) -- another questionably legal, but widespread practice, which benefits the adviser to a fund at the expense of fund shareholders.

A number of things really disappoint me about these allegations. At the top of the list is that smaller investors were hurt at the expense of both larger ones and the firms to which they entrusted their money. Second is that more than one person at a firm could be involved in wrongdoing. When multiple people are involved at any level, it makes me wonder about the corporate culture that could allow, enable, or encourage it. Third is that it casts a negative light on all professionals in the industry, including our own firm. For this reason, I hope the regulators are diligent and successful in bringing justice to bear. If investors don't think they can get a fair shake on a level playing field with mutual funds, they will go elsewhere. Fourth, I feel sorry for the vast majority of the people who work at these firms and had no knowledge of the unethical practices and believed they were part of a team working to further shareholder interests.

Bridgeway's policies with respect to late trading. We don't allow late trades. No one at our firm has even suggested allowing such trades to benefit a preferred shareholder, related party, or other person. It is hard for me to imagine any one person in our culture suggesting such a move without being confronted in a strong and compelling way by other Bridgeway staff.

Bridgeway's policies with respect to market timing. Upon reviewing our prospectus, I counted thirteen places where we discourage short-term trading of any kind in the shares of our funds. This includes bolded language in the first page of text in our prospectus. This may seem like overkill, but we are very serious about trying to keep timers out. I have known about the negative effects of market timing on fund performance for over a decade. We incorporated it into the operating guidelines of our funds. We have never made an exception for a favored client. We have taken one of the most conservative stances in the industry on this issue. Our prospectus says buying and selling our funds twice in a year is considered "frequent" and we may prohibit future investments in our funds. We consulted a market timing association to research market timing methodologies in order to recognize them when they come in.

To the best of my knowledge there have only been two significant times, both in 2002, when market timers were playing one of our funds (Ultra-Small Company Market Fund). In both cases, these appeared to be less sophisticated investors, who, in aggregate, lost money. We have blocked these shareholders from making future investments. (If you want to make the most money for long-term investors, you have to be willing to walk away from some revenue generating opportunities, including short-term traders.) Finally, we decided to add a 2% redemption reimbursement fee to the Ultra-Small Company Market Fund. If a shareholder sells shares within six-months of the purchase, the Fund (and its remaining shareholders, not the adviser) keeps 2% of the redemption proceeds. I have received calls from financial advisers and one hedge fund seeking an exemption from the redemption fee to allow frequent trading in our shares. We just said no; we didn't pursue the discussion further nor negotiate; these are not the kinds of relationships we're looking for. In summary, I believe we're quite aggressive in our market timing stance.

Finally, I'd like to address some of the criticism leveled at our industry and talk more about what we do at Bridgeway.

Snow White and Arrogance

      We have to put to rest the mutual-fund industry's claim that they are pure as the driven snow. The arrogance of the industry has to change.

This is a quote attributed to New York Attorney General Eliot Spitzer in the same edition of the Wall Street Journal as above. We are hardly perfect at Bridgeway. We do make mistakes. As you know, each year in the annual report, we tell shareholders about what we consider to have been the year's worst mistake. Good procedures and strong controls help to keep errors to a minimum. But even more important than controls and compliance is a culture that supports ethical decision-making, leadership that sets very high ethical standards and a staff committed to shareholders' long-term interests. We work hard on issues of integrity. It has been Bridgeway Capital Management's #1 business value since our inception, more than ten years ago. However, you can never put integrity on autopilot. Conflicts do arise and errors are made in the natural course of business. At Bridgeway, I believe our culture supports an environment in which we bring issues, small and large, to the surface to examine and use them as a vehicle to continually improve our operations, our methods and our culture.

Now the issue of arrogance. Our history of favorable investment performance and rankings sometimes leads me to worry about complacency and arrogance. Although we enjoy celebrating success like most everyone, continued recognition could lead to arrogance, which is a formula for future mediocrity, or worse. As long as we consciously consider these issues, I believe we'll be on the right track, celebrating success while on the lookout for complacency.

It Is My Job

Another disappointing comment I read recently was that of a portfolio manager who suggested that his job was to pick stocks, not to police market timers. At one level, this is true. At Bridgeway I am not the primary person responsible for policing market timers. But both of Bridgeway's portfolio managers (Dick Cancelmo and I) have had significant discussions before this scandal about how to recognize timers and how to deal with them. I currently monitor cash flows daily in the Funds still open to new investors. I consider that my job as portfolio manager is not just picking stocks. It's delivering long-term returns in line with the investment objectives, risks, and strategies outlined in our prospectus. This means I have to worry, not just about picking stocks, but also our costs, trading effectiveness, risk management, staff skills and training, market timers -- anything that could effect the total return of our funds.

Where is the Board?

One journalist asked whether shareholders could reasonably have expected Board members to find the kind of abuse profiled above. My answer is "no," I wouldn't expect them to be reviewing daily cash flows and interviewing service providers who might provide a clue. However, I would expect the Board to be taking the pulse of the advisory firm's culture with respect to integrity in general. Although they can't police everything that could possibly go wrong, they can pay attention to the standards of the people they engage to conduct the business of the funds.

"I Never Said I Wouldn't Market Time" or You can't take both roads

An interesting twist in the unfolding scandal is that if a prospectus doesn't say it discourages market timers, then there may be nothing illegal in fund management allowing it. One fund president even pointed out that it wasn't in their prospectus. I am not a lawyer, but I have a feeling that if a fund manager allows it to their own benefit at the cost of fund shareholders, then it's illegal. But the line of reason that the executive seemed to be following was, at very least, disappointing, perhaps childish.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, September 30, 2003; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance. Discussion of Portfolio investment objective and risks should be read in conjunction with the Fund's prospectus, available online at www.bridgewayfund.com or by calling Bridgeway at 800-661-3550.

Conclusion

As always, we appreciate your feedback. We've gotten quite a bit of positive feedback from shareholders recently, both about our performance and some of our policies in light of recent industry scandals. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming -- we read them looking for ways to improve our service.

Sincerely,

/s/John Montgomery
------------------
John Montgomery

[BRIDGEWAY LOGO]



November 30, 2003                      September 2003 Quarter - Quarterly Report



Dear Fellow Balanced Fund Shareholders:

Our Fund had a positive return of 2.6% in the September quarter compared to a 2.1% return for the Lipper Balanced Fund Index and a 1.2% return for the Balanced Benchmark. The results are good on both an absolute and relative basis.

According to data from Lipper, the Balanced Fund ranked 111th of 549 balanced funds for the quarter.

For the 12 months ending September 30, 2003 the Balanced Fund returned 11.8%. This performance compares to a 17.2% return for the Lipper Balanced Fund Index and a return of 9.1% for the Balanced Benchmark.

According to data from Lipper, the Balanced Fund ranked 457th of 521 balanced funds for the past twelve months and 36th of 458 funds since inception.

Performance Summary

Translation: The Balanced Fund beat both of its benchmarks over the last quarter. We did not out perform both for the past 12 months, as the Lipper Balanced Fund Index was up 17.2%. More importantly we are ahead of both benchmarks since inception.

The table below presents our September quarter, one year and life-to-date financial results according to the formula required by the SEC.

                                                     September Qtr.    1 Year         Life-to-Date
                                                        7/1/03        10/1/02           7/1/01
                                                     to 9/30/03(4)   to 9/30/03       to 9/30/03(5)
                                                      -----------    ----------       -----------
           Balanced Portfolio(1)                           2.6%            11.8%           1.9%
           Lipper Balanced Fund Index(2)                   2.1%            17.2%          -1.0%
           Balanced Benchmark(3)                           1.2%             9.1%           0.5%

      (1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. (2) Performance of Balanced Fund Index, as measured by Lipper, Inc. (3) Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market). The performance of these Indexes was as follows: S&P 500 was up 2.6% in September 2003 quarter, up 24.4% for the one-year period, and down 7.3.% since 7/1/01; Bloomberg/EFFAS Bond Index was up 0.4% in September 2003 quarter, up 2.8% for the one-year period, and up 5.3% since 7/1/01. (4) Periods less than one year are not annualized. (5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

Three companies gained more than 30% this quarter. The top performer, Avaya, services the telecommunications industry with voice, data, and networking products. The company has a broad client base of corporate customers from around the world. We picked up shares of this company earlier this year, before the company reported a positive June quarter of stabilizing sales and a return to profitability after suffering through a downturn in IT spending.

The three companies that gained more than 30%:

    Rank   Description                                Industry                        % Loss
    ----   -----------                                --------                        ------
      1    Avaya Inc.                                 Telecommunications               54.4%

      2    Symantec Corp.                             Internet                         44.1%
      3    Freeport-McMoRan Copper & Gold Inc.        Mining                           35.1%

I'm pleased to report that no stocks declined below 30%. Our worst performing stock was E*Trade Group (E*Trade), a diversified financial services company I first mentioned in last quarter's letter. Our position in E*Trade was down 28.3% this quarter. This particular decline wasn't due to the decline of the stock price. The stock actually rose 8.9% during the quarter. In this particular case, we had sold some E*Trade call options that were exercised against us, meaning that we had to sell the stock for a bit less than the market price. Part of our strategy to try to keep your fund stable and less volatile than most other balanced funds is to sell options on a limited basis. This strategy often works, but there are cases where it doesn't. In the case of E*Trade, it didn't work so well in the September quarter. However, to keep this decline in perspective, I want to note that our loss on E*Trade this quarter follows a 101.9% gain on E*Trade in the June quarter.

Top Ten Holdings

Here are the top ten holdings at the end of September. Please note that the option positions included here are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. We are obligated to buy the underlying stock at a specific strike price for a specific period of time.

RANK    Description                                                   Industry                % of Net Assets
----    -----------                                                   --------                ---------------
   1    Nextel Comm. Inc. Class A, incl. Oct $17.5, $20, & Nov        Telecommunications            2.5%
        $17.5 puts
   2    Duke Energy Corp., incl. Oct $17.5 & Nov $17.5 puts           Electric                      2.2%
   3    Sandisk Corp., incl. Oct $65 & Nov $65 puts                   Computers                     2.2%
   4    Foundry Networks Inc., incl. Oct $20, $22.5 & Dec $20,        Telecommunications            1.8%
        $22.5 puts
   5    Ford Motor Co., incl. Dec $10 & Jan $ 10 puts                 Auto Manufacturers            1.8%
   6    Monsanto Co., incl. Oct $20, $22.5 & Jan $25 puts             Agriculture                   1.6%
   7    RSA Security Inc., incl. Oct $10, $12.5 puts                  Internet                      1.6%
   8    Digene Corp., incl. Oct $40 & Dec $ 40 puts                   Biotechnology                 1.6%
   9    Ameritrade Holding Corp., incl. Oct $12.5 & Nov $12.5 puts    Diversified Financial         1.2%
                                                                      Services
  10    Bristol-Myers Squibb Co., incl. Oct $25 puts                   Pharmaceuticals               1.0%
                                                                                                    ----
                                                                                                    17.5%

MONEYBALL (from Dick Cancelmo)

There is a great new book out called MONEYBALL. It was written by Michael Lewis who is best known for LIAR'S POKER, which chronicled the wild lives of Wall Street traders back in the 1980's. Moneyball is about baseball; more specifically about the Oakland Athletics and their General Manager Billy Beane. The general theme of the book is "that the traditional yardsticks of success for players and teams are fatally flawed." Teams traditionally select players based on metrics such as speed, fielding ability, power, strength and even how good they look in a uniform. Beane thought these metrics were old fashioned and over priced. He studied and focused on quantitative data (do you see where I am going?) Beane and a diverse group of baseball computer junkies realized that there was a wealth of information in a growing data-base of baseball statistics. The data showed Beane that the most important aspects of winning baseball are both simple and overlooked. As an example, baseball fans everywhere can recite a player's batting average, but the data clearly shows that on-base percentage (which includes walks) is far more important to winning baseball games.

As I read this book, I was really struck by the many corollaries between Billy Beane's new fangled quantitative approach to baseball and our own operations here at Bridgeway.

1. Quantitative selection takes the emotion out of decisions, and it doesn't matter if you are picking players or stocks. A scout can just as easily get caught up with a young high school player's blazing fastball as an analyst trying to make a name for himself with the next Microsoft.

2. Quantitative selection is more efficient. Do you really need an army of scouts or analysts traveling the country to look at talent or talk to companies? Cheaper, more efficient operations mean you have more time and money to spend on players thereby winning more games or having greater returns for your shareholders.

3. Quantitative selection dictates not only what you should do but what you should avoid doing. Beane's analysis indicated that a lot of what managers did during the game, "bunt, steal, hit and run could be proven to have been in most situations, either pointless or self-defeating." We believe the same thing is true and hugely important in our business. Shareholders are much better off if you avoid doing things that destroy value like using soft dollars and trying to time the market.

4. Quantitative selection takes discipline and still has many "naysayers." A lot of emotion and dollars are tied up in keeping the status quo. No less than the commissioner of baseball, Bud Selig, called the A's recent record "an aberration," (Selig owns the Milwaukee Brewers who finished last in their division this year.) It is not unusual for individuals or institutions to be attracted to Bridgeway's historical performance, but decide not to invest because of our quantitative approach. I can understand their reluctance to a small degree, but our entire quantitative approach is based on classic fundamental and technical analysis. The way we use the data is very important, but of almost equal importance is the extreme discipline of adhering to our process and not allowing outside inputs to corrupt that process. Quantitative modeling isn't "sexy" (ok, to some it is outright boring); but it's the way we play and the way we field our team. Batter up!

The following sections were written by John Montgomery and go farther into our philosophy, views, and observations.

FUND INDUSTRY SCANDAL

         [A scheme allowing favored short-term traders and the fund's adviser to benefit at the expense of long-term shareholders] underscores the importance to investors of the quality of the managers who are actually running their funds. Fund managers owe a fiduciary duty to protect the interests of their fund shareholders . . . Wall Street Journal, October 17, 2003.

Most of the publicized business scandals over the last few years have involved large, publicly-traded companies, with stories of convoluted and improper accounting, self-serving greed, and efforts to cover up misdeeds. Among investment banking and brokerage firms, there have been stories of major conflicts of interest, with improper allocation of favored IPO shares and some analysts urging customers to buy a stock that they were privately disparaging. Throughout all this, the fund industry itself was largely unscathed and was held up sometimes as a model for protecting shareholders' interests. That is, until recently.

In the remainder of this letter, I'd like to present Bridgeway's analysis of the scandal unfolding in the fund industry, outline the actions we have taken (over the years, not just recently in response to the scandals) to avoid these abuses at Bridgeway, and address some of the criticism leveled at our industry. I agree whole-heartedly with the sentiment of the Wall Street Journal writer above. Protecting your financial interests in Bridgeway Funds is my fiduciary duty, and I take it very seriously.

What is the scandal? First of all, our legal process presumes innocence. Since all the facts are not yet out, my analysis is preliminary, and I won't use the names of the firms or individuals accused. However, this is an appropriate time to let you know where Bridgeway stands on some of the issues involved. The charges made so far involve four primary areas: The first is late trading. Fund industry regulations require that orders to buy or sell funds be received by 4 p.m. Eastern Time to receive that day's price. (Late trading is placing an order after the official close of the market but getting the current day's price.) An industry regulator recently made the following analogy: allowing late trades is a bit like placing bets on a horse just after the race finishes, especially for international funds, where there is already an issue of foreign stock markets closing at earlier hours. While the racing analogy may be a bit of a stretch, late trading by sophisticated investors significantly damages returns for long-term shareholders -- besides the fact that it is straightforwardly illegal. At least one fund company is charged with allowing late trading and providing real time, non-public portfolio information to the hedge fund in question. (I am a former bond fund shareholder in one of the firms named in the market timing allegations. I can understand how shareholders will feel taken advantage of and betrayed if the allegations are proven true.)

The second area of scandal involves market timing. Market timing using mutual funds may not be illegal per se, unless the prospectus prohibits it. To the degree that a market timer is successful, it is a "zero sum game" because the profit comes right out of the pocket of the long-term shareholders. It is attractive to short-term traders because it allows them to avoid transaction costs, which are paid, in effect, by the remaining shareholders. In addition, allowing market timing may also lower returns due to "cash drag," or the negative impact of lower yielding cash in an up-trending market. Think of it this way: successful market timers are skimming the cream away from long-term shareholders' cups.

Obstruction of justice is the third area of mutual fund scandal. One fund executive has already pleaded guilty to obstructing an investigation. He allegedly instructed subordinates to destroy emails documenting late trades. To the credit of these employees, they reported it to the investigators. According to the SEC, the executive approved an arrangement whereby a hedge fund could make short-term trades with $50 million in return for putting $10 million long-term in another fund. Thus, the fund company earned additional fees on the $10 million, the fund executive was presumably compensated for having raised additional assets, and the losers in the scheme were the long-term shareholders of the funds allowing the "rapid fire trades."

Fourth, a fund firm recently voluntarily suspended its practice of directed brokerage (an arrangement whereby the fund adviser agrees to use a particular broker, typically at a higher commission rate, in return for that broker agreeing to sell its funds) -- another questionably legal, but widespread practice, which benefits the adviser to a fund at the expense of fund shareholders.

A number of things really disappoint me about these allegations. At the top of the list is that smaller investors were hurt at the expense of both larger ones and the firms to which they entrusted their money. Second is that more than one person at a firm could be involved in wrongdoing. When multiple people are involved at any level, it makes me wonder about the corporate culture that could allow, enable, or encourage it. Third is that it casts a negative light on all professionals in the industry, including our own firm. For this reason, I hope the regulators are diligent and successful in bringing justice to bear. If investors don't think they can get a fair shake on a level playing field with mutual funds, they will go elsewhere. Fourth, I feel sorry for the vast majority of the people who work at these firms and had no knowledge of the unethical practices and believed they were part of a team working to further shareholder interests.

Bridgeway's policies with respect to late trading. We don't allow late trades. No one at our firm has even suggested allowing such trades to benefit a preferred shareholder, related party, or other person. It is hard for me to imagine any one person in our culture suggesting such a move without being confronted in a strong and compelling way by other Bridgeway staff.

Bridgeway's policies with respect to market timing. Upon reviewing our prospectus, I counted thirteen places where we discourage short-term trading of any kind in the shares of our funds. This includes bolded language in the first page of text in our prospectus. This may seem like overkill, but we are very serious about trying to keep timers out. I have known about the negative effects of market timing on fund performance for over a decade. We incorporated it into the operating guidelines of our funds. We have never made an exception for a favored client. We have taken one of the most conservative stances in the industry on this issue. Our prospectus says buying and selling our funds twice in a year is considered "frequent" and we may prohibit future investments in our funds. We consulted a market timing association to research market timing methodologies in order to recognize them when they come in.

To the best of my knowledge there have only been two significant times, both in 2002, when market timers were playing one of our funds (Ultra-Small Company Market Fund). In both cases, these appeared to be less sophisticated investors, who, in aggregate, lost money. We have blocked these shareholders from making future investments. (If you want to make the most money for long-term investors, you have to be willing to walk away from some revenue generating opportunities, including short-term traders.) Finally, we decided to add a 2% redemption reimbursement fee to the Ultra-Small Company Market Fund. If a shareholder sells shares within six-months of the purchase, the Fund (and its remaining shareholders, not the adviser) keeps 2% of the redemption proceeds. I have received calls from financial advisers and one hedge fund seeking an exemption from the redemption fee to allow frequent trading in our shares. We just said no; we didn't pursue the discussion further nor negotiate; these are not the kinds of relationships we're looking for. In summary, I believe we're quite aggressive in our market timing stance.

Finally, I'd like to address some of the criticism leveled at our industry and talk more about what we do at Bridgeway.

Snow White and Arrogance

      We have to put to rest the mutual-fund industry's claim that they are pure as the driven snow. The arrogance of the industry has to change.

This is a quote attributed to New York Attorney General Eliot Spitzer in the same edition of the Wall Street Journal as above. We are hardly perfect at Bridgeway. We do make mistakes. As you know, each year in the annual report, we tell shareholders about what we consider to have been the year's worst mistake. Good procedures and strong controls help to keep errors to a minimum. But even more important than controls and compliance is a culture that supports ethical decision-making, leadership that sets very high ethical standards and a staff committed to shareholders' long-term interests. We work hard on issues of integrity. It has been Bridgeway Capital Management's #1 business value since our inception, more than ten years ago. However, you can never put integrity on autopilot. Conflicts do arise and errors are made in the natural course of business. At Bridgeway, I believe our culture supports an environment in which we bring issues, small and large, to the surface to examine and use them as a vehicle to continually improve our operations, our methods and our culture.

Now the issue of arrogance. Our history of favorable investment performance and rankings sometimes leads me to worry about complacency and arrogance. Although we enjoy celebrating success like most everyone, continued recognition could lead to arrogance, which is a formula for future mediocrity, or worse. As long as we consciously consider these issues, I believe we'll be on the right track, celebrating success while on the lookout for complacency.

It Is My Job

Another disappointing comment I read recently was that of a portfolio manager who suggested that his job was to pick stocks, not to police market timers. At one level, this is true. At Bridgeway I am not the primary person responsible for policing market timers. But both of Bridgeway's portfolio managers (Dick Cancelmo and I) have had significant discussions before this scandal about how to recognize timers and how to deal with them. I currently monitor cash flows daily in the Funds still open to new investors. I consider that my job as portfolio manager is not just picking stocks. It's delivering long-term returns in line with the investment objectives, risks, and strategies outlined in our prospectus. This means I have to worry, not just about picking stocks, but also our costs, trading effectiveness, risk management, staff skills and training, market timers -- anything that could effect the total return of our funds.

Where is the Board?

One journalist asked whether shareholders could reasonably have expected board members to find the kind of abuse profiled above. My answer is "no," I wouldn't expect them to be reviewing daily cash flows and interviewing service providers who might provide a clue. However, I would expect the board to be taking the pulse of the advisory firm's culture with respect to integrity in general. Although they can't police everything that could possibly go wrong, they can pay attention to the standards of the people they engage to conduct the business of the funds.

"I Never Said I Wouldn't Market Time" or You can't take both roads

An interesting twist in the unfolding scandal is that if a prospectus doesn't say it discourages market timers, then there may be nothing illegal in fund management allowing it. One fund president even pointed out that it wasn't in their prospectus. I am not a lawyer, but I have a feeling that if a fund manager allows it to their own benefit at the cost of fund shareholders, then it's illegal. But the line of reason that the executive seemed to be following was, at very least, disappointing, perhaps childish.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, September 30, 2003; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance. Discussion of Portfolio investment objective and risks should be read in conjunction with the Fund's prospectus, available online at www.bridgewayfund.com or by calling Bridgeway at 800-661-3550.

Conclusion

In closing, we would like to thank all shareholders for their support. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

/s/Richard P. Cancelmo, Jr.
---------------------------
Richard P. Cancelmo, Jr.